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TCF FINANCIAL CORPORATION
                                      EXHIBIT 21
                              SUBSIDIARIES OF REGISTRANT
                                (AS OF MARCH 24, 1998)


                                                  NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY               STATE OF INCORPORATION   DOES BUSINESS

TCF Financial Insurance            Illinois       TCF Financial Insurance Agency
Agency Illinois, Inc.                             Illinois, Inc.
                                                  TCF Insurance

TCF Financial Insurance            Minnesota      TCF Financial Insurance Agency
Agency Wisconsin, Inc.                            Wisconsin, Inc.
                                                  TCF Insurance

TCF Financial Insurance Agency     Minnesota      TCF Financial Insurance Agency
Michigan, Inc.                                    Michigan, Inc.
                                                  TCF Insurance
                                                  GLB Agency

TCF Financial Insurance            Minnesota      TCF Financial Insurance
Agency, Inc.                                      Agency, Inc.
                                                  TCF Insurance

GLB Financial Insurance Agency     Ohio           GLB Financial Insurance Agency
Ohio, Inc.                                        Ohio, Inc.
(fka: WNL Insurance Agency of Ohio)


TCF Securities, Inc.               Minnesota      TCF Securities, Inc.
                                                  GLB Securities (MI)

TCF Foundation                     Minnesota      TCF Foundation

TCF Minnesota Financial            Minnesota      TCF Minnesota Financial
Services, Inc.                                    Services, Inc.

TCB Air, Inc.                      Minnesota      TCB Air, Inc.
                                                  Twin City/Burnet, Inc.

TCF National Bank Minnesota        United States  TCF National Bank Minnesota

TCF Consumer Financial             Minnesota      TCF Consumer Financial
Services, Inc.                                    Services, Inc.
                                                  TCF Financial Services

TCF Mortgage Corporation           Minnesota      TCF Mortgage Corporation

TCFMC Holding Co.                  Minnesota      TCFMC Holding Co.

TCF Financial Services, Inc.       Minnesota      TCF Financial Services, Inc.

TCF Management Corporation         Minnesota      TCF Management Corporation

North Star Title, Inc.             Minnesota      North Star Title, Inc.


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                                                  NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY               STATE OF INCORPORATION   DOES BUSINESS

North Star Real Estate             Minnesota      North Star Real Estate
Services, Inc.                                    Services, Inc.

TCF Agency Minnesota, Inc.         Minnesota      TCF Agency Minnesota, Inc.
                                                  TCF Agency Minnesota
                                                  TCF Insurance Agency
                                                  Minnesota, Inc.

TCF Agency Mississippi,            Mississippi    TCF Agency Mississippi, Inc.
Inc.                                              TCF Agency Mississippi

TCF Agency Insurance               Minnesota      TCF Agency Insurance Services,
Services, Inc.                                    Inc.

TCF National Properties, Inc.      Minnesota      TCF National Properties, Inc.

TCF New York Investment, Inc.      Minnesota      TCF New York Investments, Inc.

TCF Qwik, Inc.                     New York       TCF Qwik, Inc.

TCF Wisk, Inc.                     New York       TCF Wisk, Inc.

TCF Bolt, Inc.                     New York       TCF Bolt, Inc.

TCF Jump, Inc.                     New York       TCF Jump, Inc.

TCF Sped, Inc.                     New York       TCF Sped, Inc.

TCF Real Estate Financial          Minnesota      TCF Real Estate Financial
Services, Inc.                                    Services, Inc.

Winthrop Resources Corporation     Minnesota      Winthrop Resources Corporation
Services, Inc.                                    WINR Business Credit
                                                  TCF Small Business Leasing

TCF National Bank Wisconsin        United States  TCF National Bank Wisconsin

Republic Capital Funding Corp. I   Wisconsin      Republic Capital Funding Corp.
                                                  I

TCF Agency Wisconsin, Inc.         Wisconsin      TCF Agency Wisconsin, Inc.

TCF National Bank Illinois         United States  TCF  National Bank Illinois

Capitol Equities Corporation       Illinois       Capitol Equities Corporation

SFB Insurance Agency, Inc.         Illinois       SFB Insurance Agency, Inc.

Standard Financial Mortgage        Illinois       Standard Financial Mortgage
Corporation                                       Corporation

TCF Agency Illinois, Inc.          Illinois       TCF Agency Illinois, Inc.


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                                                  NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY               STATE OF INCORPORATION   DOES BUSINESS

Great Lakes National Bank          United States  Great Lakes National Bank
Michigan                                          Michigan

GLB Properties, Inc.               Michigan       GLB Properties, Inc.

Lakeland Group Insurance           Michigan       Lakeland Group Insurance
Agency, Inc.                                      Agency, Inc.

401 Service Corporation            Michigan       401 Service Corporation

TCF Colorado Corporation           Colorado       TCF Colorado Corporation

TCF National Bank Colorado         United States  TCF National Bank Colorado

TCF Agency Colorado, Inc.          Colorado       TCF Agency Colorado, Inc.